UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 22, 2022

Commission File Number 1-13610

CREATIVE MEDIA & COMMUNITY TRUST CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	75-6446078
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

17950 Preston Road, Suite 600, Dallas, TX 75252	(972) 349-3200
(Address of Principal Executive Offices)	(Registrant’s telephone number)

CIM Commercial Trust Corporation

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	CMCT	Nasdaq Global Market
Common Stock, $0.001 Par Value	CMCT-L	Tel Aviv Stock Exchange
Series L Preferred Stock, $0.001 Par Value	CMCTP	Nasdaq Global Market
Series L Preferred Stock, $0.001 Par Value	CMCTP	Tel Aviv Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director

On November 22, 2022, the Board of Directors (the “Board”) of Creative Media & Community Trust Corporation (the “Company”) appointed John Hope Bryant to the Board, effective immediately, to fill the vacancy created by the passing of Mr. Kelly Eppich.

Mr. Bryant was selected to serve as a director because of his experience as an entrepreneur and a real estate investor, his leadership skill and his deep connections to the community, all of which are expected to bring valuable insight to the Board.

As compensation for his service as a director on the Board for the remainder of the 2022-2023 term, Mr. Bryant will receive in cash a pro-rata portion of the annual retainer valued at $110,000 paid by the Company to its independent directors for such term. The Company expects to enter into an indemnification agreement with Mr. Bryant in substantially the form filed as Exhibit 10.9 to the Company’s Quarterly Report on Form 10-Q filed on August 11, 2014, consistent with similar agreements between the Company and its other directors.

There is no arrangement or understanding between Mr. Bryant and any other person pursuant to which he was selected as a director of the Company, and there is no family relationship between Mr. Bryant and any of the Company’s other directors or executive officers. Mr. Bryant does not have a material interest in any transaction that is required to be disclosed under Item 404(a) of Regulation S-K of the Securities Exchange Act of 1934, as amended.

On November 22, 2022, the Company issued a press release announcing the election of Mr. Bryant to the Board. A copy of the press release is furnished herewith as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release issued by the Company on November 22, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CREATIVE MEDIA & COMMUNITY TRUST CORPORATION

Dated: November 25, 2022	By:	/s/ David Thompson
David Thompson
Chief Executive Officer